SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 1999

                          SCIENTIFIC NRG, INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Minnesota
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-15148
                            (Commission File Number)

                                   41-1457271
                        (IRS Employer Identification No.)

        4695 MacArthur Court, Suite 530, Newport Beach, California 92660
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 833-2094
               Registrant's Telephone Number, Including Area Code

                                                               [SNRG\8KA\8K7-99]

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Item 1.       Changes in Control of Registrant

              None

Item 2.       Acquisition or Disposition of Assets

              None

Item 3.       Bankruptcy or Receivership

              None

Item 4.       Changes in Registrant's Certifying Accountant

              On July 21, 1999, the auditing practice of Corbin & Wertz was replaced as the Registrant's independent accountant. Corbin & Wertz previously issued an unqualified report dated August 3, 1998, assuming the Company will continue as going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. Such report has not been modified. There were no disagreements with Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior covered by their report and subsequently through July 21, 1999.

              On July 21, 1999, the auditing practice of McKennon, Wilson & Morgan, LLP was engaged to perform the audit of the Company for the year ended June 30, 1999.

              The decision to replace the auditing practice of Corbin & Wertz with the auditing practice of McKennon, Wilson & Morgan was made by the Board of Directors. At the present time the Board of Directors does not have an audit committee.

              The Company provided a copy of the Form 8-K filed on July 21, 1999 to Corbin and Wertz and requested a letter noting agreement with the disclosures made herein. Attached hereto as Exhibit A is the letter from Corbin & Wertz to the Securities and Exchange Commission indicating agreement with the statements of the Company.

Item 5.       Other Events

              On July 21, 1999, the address of the Company was changed to 4695 MacArthur Court, Suite 530, Newport Beach, California 92660, telephone
(949)833-2094. The former address was 2246 Lindsay Way, Glendora, California 91740, telephone (909) 305-3322.

Item 6.       Resignation of Registrant's Directors

              None

Item 7.       Financial Statements and Exhibits

              a)   Financial Statements - None

                                                               [SNRG\8KA\8K7-99]

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

              b)   Exhibits

                   Exhibit 16 - Change in Independent Accountant

                    - Letter from Corbin & Wertz, An Accountancy Corporation, to the SEC noting agreement with the disclosure in Item 4 of this Form 8-K

Item 8.       Change in Fiscal Year

              None



                                   SIGNATURES



                  Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 1999                  Scientific NRG, Incorporated

                                        By:  /s/       Fred G. Luke
                                             ----------------------------------
                                             Name:     Fred G. Luke
                                             Title:    President

                                                               [SNRG\8KA\8K7-99]

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

                                   EXHIBIT 16

                                 Corbin & Wertz
                Certified Public Accountants Business Consultants
                           An Accountancy Corporation



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 in the Form 8-K for Scientific NRG, Incorporated (Commission File No. 0-15148) dated July 21, 1999, filed with the Securities and Exchange Commission and are in agreement with the statements contained therein insofar as the relate to our firm.

                                        /s/  Corbin & Wertz
                                        ---------------------------------------
                                             Corbin & Wertz

Irvine, California
July 21, 1999

          Century Centre, 2603 Main Street, Suite 600 Irvine, CA 92614
                     TEL: (949) 756-2120 FAX: (949) 756-9110

                                                               [SNRG\8KA\8K7-99]

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